UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 6, 2016 (January 6, 2016)

Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

2150 St. Elzéar Blvd. West,
Laval, Quebec
Canada H7L 4A8
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2016, Valeant Pharmaceuticals International, Inc. (“Valeant” or the “Company”) announced that the Board of Directors of the Company (the “Board”) has appointed Howard B. Schiller to serve as Interim Chief Executive Officer of Valeant during the previously-announced medical leave of absence of J. Michael Pearson, Chairman and Chief Executive Officer of the Company.

In connection with the appointment of Mr. Schiller as Interim Chief Executive Officer, the Board terminated the Office of the Chief Executive Officer and dissolved the Board committee established to provide oversight and support thereto, which had been established on December 27, 2015.  Robert Chai-Onn, Dr. Ari Kellen, and Robert Rosiello, former members of the Office of the Chief Executive Officer, will remain in their current respective positions as Executive Vice President and General Counsel; Executive Vice President and Company Group Chairman; and Executive Vice President and Chief Financial Officer.  At this time, there has been no determination regarding Mr. Schiller’s compensation in connection with his position as Interim Chief Executive Officer.

Mr. Schiller, age 53, most recently served as Valeant's chief financial officer from December 2011 to June 2015 and has been serving on the Board of the Company since September 2012.  Mr. Schiller joined Valeant following a 24-year career at Goldman Sachs, a global investment banking firm. From 2009 to 2010, Mr. Schiller was the chief operating officer for the Investment Banking Division of Goldman Sachs.  From 2003 to 2009, he was responsible for the global healthcare, consumer products, retail, industrial and natural resource businesses in the Investment Banking Division of Goldman Sachs. He is also on the business advisory council of the University of Chicago Law School. Mr. Schiller received his BS in economics from the Wharton School at the University of Pennsylvania and his JD from the University of Chicago Law School.

Item 8.01	Other Events.

The Company issued a press release announcing the interim appointment, the termination of the Office of the Chief Executive Officer and the dissolution of the Board committee created to provide oversight and support thereto, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Valeant Pharmaceuticals International, Inc., dated January 6, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2016

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Robert Chai-Onn
Robert Chai-Onn
Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Valeant Pharmaceuticals International, Inc., dated January 6, 2016

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